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                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No.   )

Filed by the Registrant [X] Filed by a Party other than the Registrant [ ] Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, For Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2)
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                              IMMUCELL CORPORATION
 ...............................................................................
                (Name of Registrant as Specified In Its Charter)

 ...............................................................................
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

     ...........................................................................
     2) Aggregate number of securities to which transaction applies:

     ...........................................................................
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     ...........................................................................
     4) Proposed maximum aggregate value of transaction:

     ...........................................................................
     5) Total fee paid:

     ...........................................................................

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

     ...........................................................................
     2) Form, Schedule or Registration Statement No.:

     ...........................................................................
     3) Filing Party:

     ...........................................................................
     4) Date Filed:

     ...........................................................................
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


                              IMMUCELL CORPORATION

                    Notice of Annual Meeting of Stockholders

                                  June 12, 2002


To the Stockholders of ImmuCell Corporation:

            NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of ImmuCell Corporation (the "Company") will be held at the Embassy Suites Hotel, 1050 Westbrook Street, Portland, Maine on Wednesday, June 12, 2002 at 9:00 a.m. for the following purposes:

            1. To elect a Board of Directors to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified.

            2. To take any other action which may properly come before the meeting, or any adjournment thereof.

            The Board of Directors has fixed the close of business on Friday, April 26, 2002, as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting.



                                           BY ORDER OF THE BOARD OF DIRECTORS



                                           MICHAEL F. BRIGHAM, SECRETARY
                                           April 29, 2002


WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ACCOMPANYING PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE ENCLOSED FOR THAT PURPOSE. THE GIVING OF SUCH PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING IN PERSON.

                              IMMUCELL CORPORATION
                               56 EVERGREEN DRIVE
                               PORTLAND, ME 04103
                                                                  April 29, 2002

                                 PROXY STATEMENT

                       2002 ANNUAL MEETING OF STOCKHOLDERs

            This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of ImmuCell Corporation (the "Company"), a Delaware corporation, of proxies to be voted at the Annual Meeting of Stockholders of the Company to be held at 9:00 a.m. on Wednesday, June 12, 2002 at the Embassy Suites Hotel, 1050 Westbrook Street, Portland, Maine, and any and all adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the enclosed proxy card are first being given or sent to stockholders on or about May 2, 2002. Stockholders who execute proxies may revoke them at any time before exercise thereof. See "OTHER MATTERS", below.

                          VOTING SECURITIES OUTSTANDING

            Only stockholders of record at the close of business on Friday, April 26, 2002, the record date, are entitled to notice of, and to vote at, the Annual Meeting and at any adjournment thereof. As of such date, there were 2,735,984 shares of common stock of the Company issued and outstanding. Each share is entitled to one vote with respect to all matters to be acted upon at the meeting. The holders of one-third of the Company's common stock outstanding and entitled to vote, represented at the meeting in person or by proxy, shall constitute a quorum for the transaction of business. Votes cast in person or by proxy at the meeting will be tabulated by the inspector of election approved for the meeting.

            With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld from any nominee, as well as broker non-votes, will not be counted in such nominee's favor. The nominees for directors receiving a plurality of the votes cast by the holders of the common stock represented at the meeting in person or by proxy will be elected. This means that the six nominees receiving the largest number of votes cast will be elected.

                   ELECTION OF THE BOARD OF DIRECTORS (ITEM 1)

            Each of the six persons listed below has been nominated to serve as a director until the next Annual Meeting of the Stockholders and until his successor is chosen and qualified. The proxies in the enclosed form, which are executed and returned, will be voted (unless otherwise directed) for the election as directors of the nominees listed below:

            MICHAEL F. BRIGHAM (Age: 41, Officer Since: October 1991, Director
Since: March 1999) is a member of the Executive Committee of the Board of Directors and was appointed to serve as President and Chief Executive Officer in February 2000, while maintaining the titles of Treasurer and Secretary. He was appointed to serve as a Director of the Company in March 1999. He previously had been elected Vice President of the Company in December 1998 and served as Chief Financial Officer since October 1991. He has served as Secretary since December 1995 and as Treasurer since October 1991. Prior to that, he served as Director of Finance and Administration since originally joining the Company in September 1989. Mr. Brigham serves on the Board of Directors of the Biotechnology Association of Maine and of the Maine Center for Innovation in Biotechnology. Prior to joining the Company, he was employed as an audit manager for the public accounting firm of Ernst & Young. Mr. Brigham earned his Masters in Business Administration from New York University in 1989.

            ANTHONY B. CASHEN (Age: 66, Director Since: 1985) is a member of the Executive, the Compensation and Stock Option and the Nominating Committees of the Board of Directors. He retired as a senior partner of TMP Worldwide, Inc., an executive recruitment firm, in January 2000. From 1980 to 1990, Mr. Cashen served as President of Flanagan & Webster, Inc., an executive recruitment firm, which, through acquisition, became part of TMP Worldwide, Inc. Previously, Mr. Cashen had been a partner in the investment firms of Donaldson, Lufkin and Jenrette, Inc. and A. G. Becker & Co., Inc. He is also a director of LBO Capital Corporation and the Cornell University Research Foundation.

            JOSEPH H. CRABB, PH.D. (Age: 47, Officer Since: March 1996, Director
Since: March 2001) was appointed to
serve as a Director of the Company in March 2001, having previously served in that capacity during the period from March 1999 until February 2000, and was elected Vice President of the Company in December 1998, while maintaining the title of Chief Scientific Officer. He has served as Chief Scientific Officer since September 1998. Prior to that, he served as Vice President of Research and Development since March 1996. Prior to that, he served as Director of Research and Development and Senior Scientist since originally joining the Company in November 1988. Dr. Crabb currently holds a Clinical Assistant Professorship at Tufts University School of Veterinary Medicine and serves on National Institutes of Health and American Water Works Association advisory committees. Prior to joining the Company in 1988, Dr. Crabb earned his Ph.D. in Biochemistry from Dartmouth Medical School and completed postdoctoral studies in microbial pathogenesis at Harvard Medical School, where he also served on the faculty.

            WILLIAM H. MAXWELL, M.D. (Age: 62, Director Since: 1986) is a member of the Executive, the Compensation and Stock Option and the Audit Committees of the Board of Directors. He has been President of Maxwell, Knowland & Kluger, M.D., P.A., ENT Associates since its inception in 1978, working as an otolaryngologist (head and neck surgeon). Previously, he served as President and CEO of Medical Mutual Insurance Company of Maine from 1978 to 1998.

            JONATHAN E. ROTHSCHILD (Age: 48, Director Since: April 2001) is a member of the Audit Committee of the Board of Directors. He has been President of Arterio, Inc., of Concord, California, a vitamin and nutrition company that does business as Ecological Formulas since 1981. He is the owner of Colburn's North Village Country Store in Weare, New Hampshire and served as a director and chief financial officer of Cistron Biotechnology from 1999 until it was acquired by Celltech, PLC in November 2000.

            MITCHEL SAYARE, PH.D. (Age: 54, Director Since: September 1994) is a member of the Compensation and Stock Option, the Audit and the Nominating Committees of the Board of Directors. He joined ImmunoGen Inc., a biotechnology company, ("ImmunoGen") in 1986 as President and Chief Executive Officer and is currently ImmunoGen's Chairman, President and Chief Executive Officer. From 1982 to 1985 Dr. Sayare was Vice President of Development at Xenogen, Inc., a biotechnology company, and from 1977 to 1982 he was Assistant Professor of Biochemistry at the University of Connecticut. Dr. Sayare serves on the Board of Directors of Caveo Technology and the Center for Blood Research.

            There is no family relationship between any director or person nominated or chosen by the Company to become a director.

            If any of the individuals named above should not be available for election as contemplated, it is the intention of the persons named in the proxy to vote for such other person or persons as management may recommend. Management has no reason to believe any nominees will be unavailable. Any vacancies that may occur during the year may be filled by the Board of Directors to serve until the next annual meeting.

                    THE BOARD OF DIRECTORS AND ITS COMMITTEES

The Board of Directors of the Company held four meetings during 2001. Each director attended at least 75 percent of the Board meetings held during the period for which he was a director. The Committees of the Board of Directors are the Executive Committee, the Compensation and Stock Option Committee, the Audit Committee and the Nominating Committee. Each director attended at least 75 percent of the aggregate number of committee meetings held during the period for which he served on such committees. Members of the Board will be elected at the first meeting of the Board following this year's Annual Meeting to serve on the various committees until the next Annual Meeting of the Stockholders and until their successors are elected.

In the absence of actions by the full Board of Directors, the Executive Committee may exercise, with certain limitations, all of the powers of the Board in the management of the business and affairs of the Company. Its members are Messrs. Brigham, Cashen and Maxwell. The Executive Committee held three meetings during 2001.

            The Board's Compensation and Stock Option Committee reviews and recommends salary, bonus and other benefits for designated members of senior management and reviews and recommends new executive compensation or benefit plans or policies to the Board and is responsible for administering the Company's 1989 Stock Option and Incentive Plan, the 2000 Stock Option and Incentive Plan and the 2000 Stock Option Plan for Outside Directors. Its members are Messrs. Cashen, Maxwell and Sayare. Mr. Cashen serves as chair of the Committee. The Compensation and Stock Option Committee held five meetings during 2001.

            The Board's Audit Committee recommends the engagement of the Company's independent auditors, consults with such auditors with regard to audit plans, and reviews the annual reports of the independent auditors as well as the adequacy of the Company's internal operating procedures and controls. Its members are Messrs. Maxwell, Rothschild and Sayare. Dr. Sayare serves as chair of the Committee. The Audit Committee held two meetings during 2001. The Audit Committee Report can be found on pages 3 and 4 of this Proxy Statement, and the Charter and Powers of the Audit Committee can be found in Exhibit A to the 2001 Proxy Statement.

            The Board's Nominating Committee recommends to the full Board the number of directors to serve on the Board, the criteria for Board membership and nominees for election to the Board. Its members are Mr. Cashen and Dr. Sayare. Dr. Sayare serves as chair of the Committee. The Nominating Committee met once during 2001. The Nominating Committee will consider nominees for director recommended by stockholders as part of the Nominating Committee's periodic review of the size and composition of the Board. Such recommendations may be sent to the Nominating Committee through the Secretary of the Company. Under the Company's By-laws, stockholders wishing to formally nominate a person for election as a director at the annual meeting must notify the Secretary of the Company in writing not less than 60 nor more than 90 days prior to the first anniversary of the preceding year's annual meeting. If the date of the annual meeting is changed by more than 30 days from such anniversary date, the notice by the stockholder must be received not later than the close of business on the tenth day following the earlier of the day on which notice of the date of the meeting was mailed or public disclosure was made. Such notice must comply with the provisions set forth in the By-laws. A copy of the relevant provisions of the By-laws will be sent to any stockholder who requests it in writing. Such requests should be addressed to the Secretary of the Company.

            Officers of the Company who are also directors do not receive additional compensation for attendance at Board of Directors' meetings or committee meetings. In accordance with the Company's By-laws, it has always been the Company's policy to reimburse the directors for out-of-pocket expenses, and effective July 1990, the Company adopted a policy to pay a per meeting fee of $750 to each non-employee director for his attendance and service at each Board of Directors' meeting. Effective June 1994, the Company increased this fee to $1,000 per meeting. Effective June 2000, the Company also began paying an annual retainer fee of $2,000 (paid in advance in two semi-annual installments of $1,000 each) to compensate for time spent by directors on Company business outside of the regularly scheduled meeting dates. At times when a director attends a part but not all of a meeting, the compensation is reduced proportionately. Beginning in 2002, the Board generally plans to meet two times per year in-person and two times per year by teleconference. The meeting fee for in-person meetings is reduced by 50% for full participation by teleconference and is reduced by 75% for partial participation by teleconference. Occasionally, special meetings of the Board of Directors are called in addition to the regularly scheduled meetings each year, and generally no fee is paid to directors in connection with service at such special meetings. Mr. Cashen, Dr. Keith N. Haffer, a former director, and Dr. Maxwell each received $6,000, Dr. Sayare received $5,250, Mr. Rothschild received $5,000 and Dr. Tracy D. Wilkins, a former director, received $3,000 during 2001 for their attendance and services at regular meetings of the Board of Directors and for the annual retainer fee.

            Dr. Wilkins resigned from the Company's Board of Directors effective October 2001. Dr. Haffer resigned from the Company's Board of Directors effective March 2002, and the Company expresses its appreciation for his past service as a director.

            In June 2000, the stockholders approved the 2000 Stock Option Plan for Outside Directors (the "2000 Plan") pursuant to the provisions of the Internal Revenue Code of 1986. Under the 2000 Plan, each of the five, then-serving outside directors of the Company was automatically granted a non-qualified stock option to purchase 15,000 shares of common stock at its fair market value on the date the 2000 Plan was approved by the stockholders. Directors who are newly elected to the Board subsequent to June 2000 receive an automatic grant of an option to purchase 15,000 shares, at the fair market value on the date when such directors are first elected to the Board by the stockholders. In each case, one-third of the options subject to the grant vest on the date that the director is first re-elected to the Board by the stockholders; an additional 5,000 options vest on the second date that the director is re-elected to the Board by the stockholders; and the remaining 5,000 options vest on the third date that the director is re-elected to the Board by the stockholders. 120,000 shares of common stock are reserved for issuance under the 2000 Plan. All options granted under the 2000 Plan expire no later than five years from the date of grant. The 2000 Plan expires in June 2005, after which date no further options may be granted under the 2000 Plan; however, any outstanding options under the 2000 Plan may be exercised in accordance with their terms.

            The last sales price of the Company's common stock on April 19, 2002 as reported by The Nasdaq SmallCap Market was $3.15.

                             AUDIT COMMITTEE REPORT

            The Audit Committee of the Board reviews the financial reporting process, the system of internal controls, the audit process and the process for monitoring compliance with laws and regulations. Each of the Audit Committee members satisfies the definition of independent director as established in The Nasdaq Stock Market listing standards. The Board adopted a written charter for the Audit Committee on February 17, 2000, which was attached to the proxy statement for the 2001 Annual Meeting of Stockholders as Exhibit A. The Company has a January 1 to December 31 fiscal year. The Audit Committee met twice during the 2001 fiscal year.

            The Audit Committee has reviewed the Company's audited consolidated financial statements and discussed such statements with management. The Audit Committee has discussed with PricewaterhouseCoopers LLP, the Company's independent accountants during the 2001 fiscal year, the matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees, as amended).

            The Audit Committee received from PricewaterhouseCoopers LLP the written disclosures required by Independence Standards Board Standard No. 1 and discussed with them their independence. Based on the review and discussions noted above, the Audit Committee recommended to the Board that the Company's audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 and be filed with the Securities and Exchange Commission.

            This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference and shall not otherwise be deemed filed under such Acts.

Submitted by:
Audit Committee
William H. Maxwell, M.D.
Jonathan E. Rothschild
Mitchel Sayare, Ph.D., Chairperson

                         PRINCIPAL ACCOUNTING FIRM FEES

            Set forth below is a summary of the fees incurred for the year ended December 31, 2001 to the Company's principal accounting firm, PricewaterhouseCoopers LLP. The Audit Committee has considered whether the provision of the services included below in Tax consulting and All other expenses is compatible with maintaining PricewaterhouseCooper's independence.

            Audit fees                 $43,200

            Financial information
              systems design and
              implementation fees         --

            Tax consulting               5,700 (a)

            All other expenses           3,232
                                       -------

            Total                      $52,132

            (a) Comprised principally of fees for preparing the 2000 tax returns, which work was performed in 2001.

                               EXECUTIVE OFFICERS

            The Company's executive officers, who both hold office until the first meeting of the Board of Directors following the next annual meeting of stockholders of the Company and until his successor is chosen and qualified, are as follows:

            MICHAEL F. BRIGHAM Information concerning the background and experience of Mr. Brigham and the period during which he has served in his current capacity is set forth above under the caption "ELECTION OF THE BOARD OF DIRECTORS (ITEM 1)".

            JOSEPH H. CRABB, PH.D. Information concerning the background and experience of Dr. Crabb and the period during which he has served in his current capacity is set for above under the caption "ELECTION OF THE BOARD OF DIRECTORS (ITEM 1)".

            There is no family relationship between any executive officer or person nominated or chosen by the Company to become an executive officer.

                             EXECUTIVE COMPENSATION

            The following table contains information as to the total compensation paid by the Company for services rendered during each of the three fiscal years ended December 31, 2001, 2000 and 1999 by each executive officer of the Company that earned a total salary and bonus in excess of $100,000 during fiscal year 2001.

                           SUMMARY COMPENSATION TABLE

                                                  Annual Compensation         Long-Term Compensation
                                                  -------------------         ----------------------
Name and                                                                             Securities
Principal                                                                            Underlying
Position                                 Year            Salary($)    Bonus($)(1)   Options(#)(2)
--------                                 ----            ---------    -----------   -------------
Michael F. Brigham                       2001            127,833         6,000          1,000
President, Chief Executive               2000            102,571          --           47,000
Officer, Treasurer and Secretary         1999             97,752        28,500         51,000

Joseph H. Crabb, Ph.D.                   2001            127,833         6,000          1,000
Vice President and                       2000            102,571          --           47,000
Chief Scientific Officer                 1999             98,226        28,500         51,000

(1) Bonus compensation is reported in this table in the year it is earned regardless of the fiscal year in which it is paid.

(2) Reflects shares of common stock underlying options granted to the named employee.

            The table below sets out information on option grants made in 2001 to the executive officers listed in the Summary Compensation Table.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                      Individual Grants
                               ------------------------------------------------------------
                                                    % of
                                  Number of      Total Options
                                 Securities       Granted to
                                 Underlying       Employees      Exercise
                               Options Granted    in Fiscal        Price        Expiration
    Name                            (#)             Year           ($/Sh)          Date
    ---------------------------------------------------------------------------------------
    Michael F. Brigham(1)          1,000            0.8%            3.20        12/11/2011
    Joseph H. Crabb, Ph.D.(1)      1,000            0.8%            3.20        12/11/2011

(1)   These options become exercisable on and after December 11, 2004.

            The table below sets out information on options exercised during fiscal year 2001 and outstanding options held at the end of fiscal year 2001 by the executive officers listed in the Summary Compensation Table.

       AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUE TABLE

                                                               Number of Securities       Value (2) of Unexercised
                                                              Underlying Unexercised      In-the-Money Options (3)
                             Shares                            Options at FY-End (#)            at FY-End ($)
                           Acquired            Value (1)    --------------------------   --------------------------
Name                    on Exercise (#)    Realized ($)     Exercisable  Unexercisable   Exercisable  Unexercisable
----                    ---------------    ------------     -----------  -------------   -----------  -------------
Michael F. Brigham          25,000            17,578           92,602       41,334         160,214          8,000
Joseph H. Crabb, Ph.D.      25,000            22,266          116,102       41,334         195,551          8,000

(1) This value is calculated by determining the difference between the fair market value (defined as the last sales price) of the Company's common stock on the date of exercise (which was $1.75 per share for Mr. Brigham and $1.94 per share for Dr. Crabb) and the exercise price of the options.
(2) This value is calculated by determining the difference between the fair market value (defined as the last sales price) of the Company's common stock at December 31, 2001, which was $3.65 per share, and the exercise price of the options.
(3) "In-the-Money Options" are defined as options with an exercise price that is less than the fair market value (defined as the last sales price) of the Company's common stock at December 31, 2001, which was $3.65 per share.

EMPLOYMENT AGREEMENTS

            In April 1999, the Company entered into employment agreements with Mr. Brigham and Dr. Crabb whereby Mr. Brigham agreed to serve the Company as Vice President and Chief Financial Officer and Dr. Crabb agreed to serve as Vice President and Chief Scientific Officer. Effective February 2000, Mr. Brigham was appointed to serve as President and CEO of the Company. Under the agreements, both of these executive officers is entitled to receive a minimum annual salary retroactive to February 1999 of $95,000, subject to increases and bonus pay at the discretion of the Compensation and Stock Option Committee of the Company's Board of Directors. Effective February 2000, this minimum annual salary was increased to $100,000 for both of these executive officers, and effective February 2001, this minimum annual salary was increased to $125,000 for both of these executive officers. Should the employment of either of these executive officers be terminated for reasons other than voluntary resignation or termination for just cause, as defined in the agreements, the terminated officer(s) would be entitled to receive three months' salary, as well as the associated regular employee benefits at the then prevailing levels.

INDEMNIFICATION AGREEMENTS

            The Company has entered into indemnification agreements with its directors and executive officers in the form approved by the stockholders at the 1989 Annual Meeting. The agreements include procedures for reimbursement by the Company of liabilities and expenses, which may be incurred in connection with service as a director or officer. The Company also expects to enter into indemnification agreements with individuals who become directors in the future, as well as such officers of the Company as the Board of Directors may from time to time determine.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

            The following table sets forth certain information known to the Company regarding beneficial ownership of the Company's common stock at April 12, 2002 of (i) each person known to the Company to be the beneficial owner of more than five percent of the Company's common stock, (ii) each of the Company's directors and nominees, (iii) each of the Company's executive officers named in the Summary Compensation Table above and (iv) all directors and executive officers of the Company as a group:

                                      Shares of the          Percent of the
                                  Company's Common Stock  Company's Common Stock
Name of Beneficial Owner           Beneficially Owned (1)   Beneficially Owned
------------------------          -----------------------   ------------------

Michael F. Brigham (2)...........        171,378                   6.1%
Anthony B. Cashen (3)............         43,776                   1.6%
Joseph H. Crabb, Ph.D.(4)........        167,102                   5.9%
William H. Maxwell, M.D.(3)......         19,021                   0.7%
Jonathan E. Rothschild (5).......        281,300                  10.3%
Mitchel Sayare, Ph.D. (3)........         31,476                   1.1%
Directors and executive officers
as a Group (6 persons)(6)........        714,053                  24.0%

(1) The persons named in the table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them, subject to the information contained in the footnotes of this table. The figures in the table include shares of common stock covered by stock options which are or will become exercisable on or before June 12, 2002.
(2) This figure includes 92,602 shares of common stock covered by stock options which are currently exercisable.
(3) These figures include 5,000 shares of common stock covered by stock options which are currently exercisable, and 5,000 shares of common stock covered by stock options which become exercisable on June 12, 2002.
(4) This figure includes 116,102 shares of common stock covered by stock options which are currently exercisable, and 51,000 shares of common stock held jointly with Dr. Crabb's wife.

(5) This figure includes 5,000 shares of common stock covered by stock options which become exercisable on June 12, 2002, and 150,100 shares of common stock held by Arterio Inc., a corporation owned solely by Mr. Rothschild. The address of Mr. Rothschild is 111 Briney Avenue, #2509, Pompano Beach, FL 33062.
(6) This figure includes 243,704 shares of common stock covered by stock options which are or will become exercisable on or before June 12, 2002.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

            The Company engaged in no transactions with management during 2001, the disclosure of which is required under this section of the Proxy Statement.

                         INFORMATION CONCERNING AUDITORS

            The Board of Directors of the Company engaged PricewaterhouseCoopers LLP as the principal accountants to audit the Company's financial statements for each of the fiscal years from 1993 through 2001. The foregoing decisions were recommended by the Audit Committee of the Board of Directors and then approved by the Board. The selection of the auditors to perform the 2002 audit is expected to be made at the first Board meeting following the Annual Meeting on June 12, 2002. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting with an opportunity to make a statement if he desires to do so and is expected to be available to respond to appropriate questions.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

            Section 16 of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

            To the best of the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2001, the Company's officers, directors and greater than ten-percent beneficial owners complied with all applicable Section 16(a) filing requirements.

                            EXPENSES AND SOLICITATION

            The cost of preparing, assembling, and mailing the proxy material and of reimbursing brokers, nominees, and fiduciaries for the out-of-pocket and clerical expenses of transmitting copies of the proxy material to the beneficial owners of shares held of record by such persons will be borne by the Company. Although the Company reserves the right to do so, the Company does not currently intend to solicit proxies otherwise than by use of the mail, but certain officers and regular employees of the Company, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies. The proxy materials are being mailed to shareholders of record on or about the close of business on May 2, 2002.

                  STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

            Proposals of stockholders of the Company intended to be presented at the 2003 Annual Meeting of Stockholders must be received by the Company at its principal place of business no later than December 30, 2002 to be included in the Company's Proxy Statement and form of proxy relating to that meeting. Certified mail addressed to the Secretary of the Company is advised.

            Under advance notice provisions in the Company's Bylaws, any stockholder who intends to nominate candidates for election as directors or present a proposal at the 2003 Annual Meeting of Stockholders, without inclusion of such proposal in the Company's proxy materials, is also required to provide advance notice to the Company. Notice must be received by the Secretary of the Company no earlier than March 14, 2003 and no later than April 14, 2003, and meet other requirements set forth in the Bylaws. A copy of the pertinent Bylaws provisions is available upon request to the Secretary.

                                  OTHER MATTERS

            The management of the Company does not know of any matter not specifically referred to above as to which any action is expected to be taken at the meeting. However, if any matters other than those referred to above properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

            All shares represented by proxies in the form enclosed herewith will be voted at the meeting and adjournments thereof in accordance with the terms of such proxies and the pertinent statements included herein relative to the exercise of the power granted by said proxies, provided such proxies appear to be valid and executed by stockholders of record entitled to vote there at and have not previously been revoked. A proxy may be revoked at any time prior to its exercise by the filing with the Secretary of the Company of an instrument revoking such proxy or a duly executed proxy bearing a later date. A stockholder's proxy will not be voted if the stockholder attends the meeting and elects to vote in person. Where the person solicited specifies in his proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If a stockholder fails to so specify with respect to such proposals, the proxy will be voted FOR the election of the nominees listed in Item 1.



                                 BY ORDER OF THE BOARD OF DIRECTORS



                                 MICHAEL F. BRIGHAM, SECRETARY
                                 April 29, 2002





A COPY OF THE COMPANY'S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001, INCLUDING THE FINANCIAL STATEMENTS, ENCLOSED INSIDE A DESCRIPTIVE POCKET COVER, WHICH SERVES AS THE COMPANY'S 2001 ANNUAL REPORT, ACCOMPANIES THIS PROXY STATEMENT. COPIES OF THE EXHIBITS TO THE 2001 FORM 10-K ARE AVAILABLE UPON WRITTEN REQUEST TO THE FOLLOWING ADDRESS:

                               INVESTOR RELATIONS
                              IMMUCELL CORPORATION
                               56 EVERGREEN DRIVE
                               PORTLAND, ME 04103

                              IMMUCELL CORPORATION

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                       DIRECTORS FOR THE ANNUAL MEETING OF
                    STOCKHOLDERS TO BE HELD ON JUNE 12, 2002

KNOW ALL MEN BY THESE PRESENTS, that the undersigned stockholder(s) of ImmuCell Corporation (the "Company"), do(es) hereby appoint Messrs. Michael F. Brigham and Joseph H. Crabb true and lawful proxy or proxies, with full power of substitution in each, for and in the name of the undersigned to vote all shares of common stock, par value $.10 per share, of the Company outstanding in the name of the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Embassy Suites Hotel, 1050 Westbrook Street, Portland, Maine on Wednesday, June 12, 2002 at 9:00 a.m. local time, and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present, hereby revoking all previous proxies. This Proxy is revocable. The undersigned reserves the right to attend and vote in person. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders dated April 29, 2002, the Proxy Statement accompanying the Notice, and the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001.


Said proxies are directed to vote as indicated on the following proposals:

1.   ELECTION OF DIRECTORS:

Nominees:           MICHAEL F. BRIGHAM, ANTHONY B. CASHEN, JOSEPH H. CRABB,
                    WILLIAM H. MAXWELL, JONATHAN E. ROTHSCHILD AND MITCHEL
                    SAYARE

FOR all nominees listed above [_]
---


WITHHOLD AUTHORITY to vote for all nominees listed above [_]
------------------


FOR all nominees listed above except that authority is withheld to vote for any --- nominee whose name is written on the line immediately below:

2.        OTHER MATTERS:

To vote with discretionary authority upon any other matters which may properly come before the meeting or any adjournment thereof.


Each stockholder should specify by a mark in the appropriate box above how he wishes his shares voted. Shares will be voted as specified. IF NO SPECIFICATION IS MADE ABOVE, SHARES WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED IN
ITEM 1 ABOVE.

PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE REPLY ENVELOPE.


PLEASE CHECK HERE IF YOU ARE PLANNING TO ATTEND THE ANNUAL
MEETING IN PERSON. [_]
                                          Dated:...........................,2002
                                             ...................................
                                             ...................................
                                             ...................................
                                                  Signature(s) of Stockholder(s)



Note: Signature(s) should agree with the name(s) on the stock certificates. Executors, administrators, trustees, guardians, etc. should so indicate when signing.